                  UNITED STATES BANKRUPTCY COURT
                    WESTERN DISTRICT OF TEXAS
                         AUSTIN DIVISION

CASE NAME:  INTERNATIONAL META SYSTEMS, INC.    Petition Date:  3/2/98

                                        CASE NUMBER: 98-10782-FM
CORRECTED
MONTHLY OPERATING REPORT SUMMARY FOR MONTH    MARCH    YEAR    1998

     MONTH                              3/31/98
REVENUES (MOR-6)                         $115,000.00
INCOME BEFORE INT, DEPREC./TAX (MOR-6)  ($367,164.36)
NET INCOME (LOSS)(MOR-6)                ($467,008.95)
PAYMENTS TO INSIDERS (MOR-9)             $ 26,058.82
PAYMENTS TO PROFESSIONALS (MOR-9)         0
TOTAL DISBURSEMENTS (MOR-8)              $369,679.46

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
AS OF SIGNATURE DATE               EXP.
                              DATE
--------------------------------------  -----
CASUALTY                 YES(X)NO( )    5-1-98
LIABILITY                YES(X)NO( )    5-1-98
VEHICLE                  YES( )NO( )    n/a
WORKER'S                 YES(X)NO( )    5/1/98, 11/20/98
OTHER: Medical, Disability    YES(X)NO( )    5/1/98 TO 1/1/99
Dental, Life, D&O

CIRCLE ONE
Are all accounts receivable being collected within terms? Yes   No X
Are all post-petition liabilities, including taxes, being paid within terms? Yes X No
Have any pre-petition liabilities been paid?  Yes X  No
If so, describe
Small balances of withheld payroll taxes paid inadvertently by payroll processing company
Are all funds being deposited into DIP bank accounts?  Yes X  No
Were any assets disposed of outside the normal course of business?  Yes
No X
If so, describe
Are all U.S. Trustee Quarterly Fee Payments current?  Yes X  No
What is the status of your Plan of Reorganization?  Pending

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED  /S/ Terry Kearns
       -----------------------------
       (ORIGINAL SIGNATURE)

TITLE   Controller
       -----------------------------

ATTORNEY NAME:  ERIC J. TAUBE
FIRM:  HOFFMAN & TAUBE, L.L.P.
ADDRESS:  100 CONGRESS AVENUE, SUITE 1600
CITY, STATE, ZIP:  AUSTIN, TEXAS  78702
TELEPHONE:  (512) 472-5997
FAX: (512) 472-5248

MOR-1

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                    COMPARATIVE BALANCE SHEETS

                                   FILING DATE*   MARCH 31, 1998
ASSETS                                3/2/98
CURRENT ASSETS
Cash                               $    1,979     $    8,528
Accounts Receivable, Net           $  596,612     $  591,943
Inventory:  Lower of Cost of Market     0              0
Prepaid Expenses                   $  229,444     $  138,685
Investments                        0              0
Other                              $   91,340     0
TOTAL CURRENT ASSETS                    $  919,375     $  739,156
PROPERTY, PLANT&EQUIP,@COST        $2,345,826     $2,361,303
Less Accumulated Depreciation      $  933,624     $  999,868
NET BOOK VALUE OF PP & E           $1,412,202     $1,361,435
OTHER ASSETS:
1.  Tax Deposits                   0              0
2.  Investments in Subs            0              0
3.  Pending Software Lease Deposit $  250,000     $  250,000
4.  Patents                        $  130,151     $  104,644
TOTAL ASSETS                       $2,711,728     $2,455,235

   *Per SCHEDULES and STATEMENT OF AFFAIRS--correction pending
MOR-2                                   Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

                    COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNERS                    FILING DATE*   MARCH 31,
EQUITY                               3/2/98          1998
LIABILITIES:
 POST-PETITION LIABILITIES (MOR-4) 0              $   293,242
 PRE-PETITION LIABILITIES:
  Notes Payable-Secured            $ 3,392,544    $ 3,392,544
  Priority Debt                         $   192,043    $   191,769
  Federal Income Tax                    $       997    0
  FICA/Withholding                 $       261    0
  Unsecured Debt                   $ 4,368,242    $ 4,368,242
  Other                            0              0
TOTAL PRE-PETITION LIABILITIES          $ 7,954,087    $ 7,952,555
TOTAL LIABILITIES                  $ 7,954,087    $ 8,245,797
OWNER'S EQUITY (DEFICIT):
 PREFERRED STOCK                   0              0
 COMMON STOCK                      $     3,965    $     3,965
ADDITIONAL PAID-IN CAPITAL              $19,027,008    $18,945,814
RETAINED EARNINGS: Filing Date          ($24,273,332)  ($24,273,332)
RETAINED EARNINGS: Post Filing Date     0                  (467,009)
TOTAL OWNER'S EQUITY (NET WORTH)   ($5,242,359)   ($5,790,562)
TOTAL LIABILITIES &                $ 2,711,728    $ 2,455,235

   *Per SCHEDULES and STATEMENT OF AFFAIRS--correction pending
MOR-3                                        Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER: 98-10782-FM

              SCHEDULE OF POST-PETITION LIABILITIES

                                        March 31
                                          1998
TRADE ACCOUNTS PAYABLE                  $ 16,558
----------------------
TAX PAYABLE:
 Federal Payroll Taxes                  0
 State Payroll & Sales                  0
 Ad Valorem Taxes                       0
 Other Taxes                            $  1,063
TOTAL TAXES PAYABLE                     $  1,063
SECURED DEBT POST-PETITION                   $210,420
ACCRUED INTEREST PAYABLE                $ 28,093
*ACCRUED PROFESSIONAL FEES:             $ 23,490
OTHER ACCRUED LIABILITIES:
 1. Deferred Compensation                    $    846
 2. Accrued Vacation                         $( 4,169)
 3. Accrued Payroll                     $ 16,941
TOTAL POST-PETITION LIABILITIES (MOR-3) $293,242
--------------------------------------- ---------

*Payment Requires Court Approval.

MOR-4                                        Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER: 98-10782-FM

                AGING OF POST-PETITION LIABILITIES
                          March 31, 1998

DAYS  TOTAL    TRADE ACCTS  FED TAXES  STATE TAXES AD-VALOREM, OTHER
                                               OTHER TAXES
0-30  $293,242 $16,558      0          0           $1,063     $275,621
31-60 0        0            0          0           0          0
61-90 0        0            0          0           0          0
91+   0        0            0          0           0          0
TOTAL $293,242 $16,558      0          0           $1,063     $275,621

                   AGING OF ACCOUNTS RECEIVABLE

MONTH               MARCH 31, 1998
0-30 DAYS           $ 85,531
31-60 DAYS          0
61-90 DAYS          0
91 + DAYS           $506,412
TOTAL               $591,943

MOR-5

CASE NAME: INTERNATIONAL META SYSTEMS, INC.   CASE NUMBER: 98-10782-FM

                    STATEMENT OF INCOME (LOSS)

MONTH                              March 31, 1998
                                   --------------
REVENUES (MOR-1)                   $ 115,000.00
TOTAL COST OF REVENUES             0
GROSS PROFIT                       $ 115,000.00
OPERATING EXPENSES:
 Selling & Marketing                    $   5,848.55
 General & Administrative               $  37,610.93
 Insiders Compensation             $  24,076.92
 Professional Fees                 $  23,490.31
 Other (attach list)                    $ 391,137.65

TOTAL OPERATING EXPENSES           $ 482,164.36
INCOME BEFORE INT, DEPR/TAX (MOR-1)     ($367,164.36)
INTEREST EXPENSE                   $  28,093.19
DEPRECIATION                       $  71,751.40
OTHER (INCOME) EXPENSE*            0
OTHER ITEMS**                      0
TOTAL INT, DEPR & OTHER ITEMS      $  99,844.59
NET INCOME BEFORE TAXES            ($467,008.95)
FEDERAL INCOME TAXES                    0
NET INCOME (LOSS)(MOR-1)           ($467,008.95)

   Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or infrequent item(s) outside the ordinary course of business; requires footnote
MOR-6                                        Revised:6/14/96

International Meta Systems, Inc.-Details for MOR-6, Other Operating
Expenses


                    ITEM                     Mar. 31, 1998
                    ----                     -------------
          Technical Salaries                 $203,232.19

          Technical Consultants                49,870.50

          Employee Benefit - Insurances        19,857.64

          Employee Benefit - Options**         10,703.00

          Employee Benefit - Payroll Taxes     14,742.59

          Amortize Prepaid Maintenance**            92,731.73
                                               ---------

          Total to MOR-6(Other Oper. Exp.)   $391,137.65

                        ** = Non-cash item

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

CASH RECEIPTS AND                               MONTH
DISBURSEMENTS                                March, 1998
1. CASH-BEGINNING OF MONTH                        $  1,978.81
RECEIPTS:
 2. CASH SALES                               $115,000.00
 3. COLLECTION OF ACCOUNTS RECEIVABLE             $ 25,000.00
 4. LOANS & ADVANCES (attach list)           $210,420.08
 5. SALE OF ASSETS(1)                        $ 20,000.00
 6. OTHER (attach list)                      $  5,808.57
TOTAL RECEIPTS                               $376,228.65
(Withdrawal) Contribution by Individual Debtor MFR-2*
DISBURSEMENTS:
 7. NET PAYROLL                                   $192,510.73
 8. PAYROLL TAXES PAID                       $ 37,761.80
 9. SALES, USE & OTHER TAXES PAID            0
10. SECURED/RENTAL/LEASES                         $    245.00
11. UTILITIES                                0
12. INSURANCE                                $ 23,608.85
13. INVENTORY PURCHASES                      0
14. VEHICLE EXPENSES                              0
15. TRAVEL & ENTERTAINMENT                        $  8,563.19
16. REPAIRS, MAINTENANCE & SUPPLIES               $  1,206.94
17. ADMINISTRATIVE & SELLING                 $  2,654.97
18. OTHER (attach list)                      $103,127.98
TOTAL DISBURSEMENTS FROM OPERATIONS               $369,679.46
19. PROFESSIONAL FEES                        0
20. U.S. TRUSTEE FEES                        0
21. OTHER REORGANIZATION EXPENSES (attach list)   0
TOTAL DISBURSEMENTS                          $369,679.46

22. NET CASH FLOW                            $  6,549.19
23. CASH-END OF MONTH (MOR-2)                $  8,528.00

MOR-7     *Applies to Individual debtor's only.   Revised:6/14/96
(1) Sold pre-petition:  This reflects receipt of balance due on account.

Case Name: INTERNATIONAL META SYSTEMS, INC.
 Case Number 98-10782-FM
                         MOR-7 Worksheet Attachments
                         ---------------------------
Cash Sales
----------
 ZSP                                            115,000.00

Sale of Assets
--------------
 Techsearch                                      20,000.00

Collection of A/R
-----------------
 ZSP                                             25,000.00

Loans & Advances
----------------
 IPIQ-loans                                     210,420.08

Other
-----
J. Hesson Cobra pymnt                   578.56
J. Hesson Cobra pymnt                   571.01
Voided Cashier's check                  881.50
Pymt by M.Jordan for payroll taxes    3,777.50
                                                  5,808.57
TOTAL RECEIPTS                                              376,228.65

Disbursements
-------------
Net Payroll                         191,883.41
Net Payroll (late clear fr Imp CK)      627.32
                                                192,510.73
Payroll Taxes                                    37,761.80
Secured/Retail/Lease
  GE Capital/copier lease                           245.00
Insurance                                        23,608.85
Travel & Enter.                                   8,563.19
Repairs, maint., supplies                         1,206.94
Admin. & Selling                                  2,654.97
Other
 Consultants                         59,806.50
 Employee Relocation Loans           26,200.00
 Silvaco-software                    15,478.00
 Interwest Transfer-stock fee            10.00
 Payroll Advance - Employee             500.00
 Payroll Processing Fee-Paychex         403.00
 ADP-payroll software license fee       405.94
 401K Service charge                    179.00
 Bank service charges                   145.54
                                                103,127.98
TOTAL DISBURSEMENTS                                         369,679.46
                                                            ----------

     Net Cash Flow, line 22, MOR-7                            6,549.19

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER 98-10782-FM

                   CASH ACCOUNT RECONCILIATION
                       MONTH OF March, 1998

BANK NAME            Bank One                     --- Bank One
ACCOUNT NUMBER    #1826551242 ALL PRE-PETITION     #1826551234
ACCOUNT TYPE         OPERATING   BANK ACCOUNTS    TAX OTHER FUNDS* TOTAL
------------         ---------   -------------    --- ------------ -----
BANK BALANCE         $138,979.46 0                    0            $138,979.46
DEPOSIT IN TRANSIT   0                                0            0
OUTSTANDING CHECKS   $130,451.46                      0            $130,451.46
ADJUSTED BANK BALANCE$  8,528.00 0                    0            $  8,528.00
BEGINNING CASH-PER
  BOOKS              0           $  1,978.81          0            $  1,978.81
RECEIPTS             $216,228.65 $ 115,000.00         $ 45,000.00  $376,228.65
TRANSFERS BETWEEN
  ACCOUNTS           $161,260.57 $(116,274.57)        $(44,986.00) 0
(WITHDRAWAL)
CONTRIBUTION-BY
INDIVIDUAL DEBTOR
MFR-2
CHECKS/OTHER
DISBURSEMENTS        $368,961.22 $     704.24         $     14.00  $369,679.46
ENDING CASH-
PER BOOKS            $  8,528.00 0                    0            $  8,528.00

                                             *Cash Collateral Account
MOR-8                                                  Revised:6/14/96

CASE NAME: INTERNATIONAL META SYSTEMS, INC.  CASE NUMBER:  98-10782-FM

              PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy
Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

INSIDERS: NAME/POSITION/COMP TYPE            MONTH
1. Lee W. Hoevel/President/Salary            $10,000.00
2. Hanan Potash/V.P./Salary                  $ 8,461.52
3. Malcolm Jordan/V.P./Salary                $ 5,615.40
4. Malcolm Jordan/V.P./Expense Reimbursement $ 1,981.90
5.
6.
TOTAL INSIDERS (MOR-1)                       $26,058.82

PROFESSIONALS                                MONTH
NAME/ORDER DATE
1. F/N 1.
TOTAL PROFESSIONALS (MOR-1)

MOR-9                                             Revised: 6/14/96

F/N 1. Expenses of $23,490.31 have accrued but were not paid in this period. Retainer was paid pre-petition.